FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "**Amendment**") is made and entered into effective as of October 22, 2019 ("**Amendment Date**"), by and among Alamo Acquisition Corporation, a Delaware corporation ("**Acquisition Corp.**"), Alamo Group Inc., a Delaware corporation ("**Parent**" and collectively with Acquisition Corp., the "**Purchaser**") and Stellex Capital Partners, LP, a Delaware limited partnership, in its capacity as the initial representative of the Sellers pursuant Section 10.6 of the Purchase Agreement (the "**Sellers' Representative**"). Purchaser and Sellers' Representative are referred to herein individually as a "**Party**" and collectively as the "**Parties**."

RECITALS:

WHEREAS, Acquisition Corp., Parent, Stellex Capital Partners, LP, a Delaware limited partnership as Sponsor and in its capacity as Sellers' Representative, Morbark Holdings Group, LLC, a Delaware limited liability company as the Company and those members of the Company listed on Annex II of the Purchase Agreement (collectively, the Selling Members and with the Sponsor, the Sellers) are parties to that certain Securities Purchase Agreement, dated as of September 11, 2019 (the "**Purchase Agreement**"); and

WHEREAS, the Parties desire to enter into this Amendment to modify Section 2.4(c) and Annex II of the Purchase Agreement as set forth herein;

NOW THEREFORE, in consideration of the Recitals, mutual covenants and agreements contained herein and in the Agreement, the Parties agree as follows:

1. **Defined Terms.** The capitalized terms used in this Amendment shall, unless the context specifies otherwise requires, have the meanings specified in the Purchase Agreement.

2. **Amendments**.

2.1.1 Pursuant to Section 10.3.1 of the Purchase Agreement, the Parties hereby amend Section 2.4(c) to read in its entirety as follows:

"(c) the aggregate dollar amount to satisfy any: (i) Indebtedness of the Group Companies, including any Indebtedness owed by the Blocker or Splitter to Sponsor or its Affiliates; (ii) Indebtedness secured by a Lien on any of the Securities, to be paid at the Closing (the "**Closing Indebtedness Payments**") to the applicable lenders identified in, and in accordance with, the pay-off letters (the "**Pay-Off Letters**") provided by the Company and any applicable Seller to the Purchaser at least two (2) Business Days prior to the Closing; and (iii) in the case of certain Indebtedness listed in Schedule 3.8.1(b) related to Promissory Notes issued by Morbark, LLC in favor of certain individuals (the "**Isabella Notes**"), which for the avoidance of doubt the Parties agree the Isabella Notes will remain in place at and following the Closing, by the payment of funds to a bank account of Morbark, LLC to be applied by Morbark, LLC post-Closing to satisfy the Indebtedness represented by the Isabella Notes. For the avoidance of doubt, any payment of funds to Morbark, LLC made by Purchaser to satisfy the Indebtedness represented by the Isabella Notes shall not be included in any Closing Working Capital calculations;"

2.1.2 Pursuant to Section 10.3.1 of the Purchase Agreement, the Parties hereby amend Annex II in its entirety and replace it with Annex II attached hereto as Exhibit A.

3. **Effect on Agreement**. Other than as specifically set forth herein, all other terms and provisions of the Purchase Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect in accordance with their respective terms.

4. **Execution in Counterparts**. This Amendment may be executed in one or more counterparts, and exchanged by e-mail, facsimile, or personal delivery, each of which shall constitute an original document, and all of which shall constitute a single Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be executed as of the Amendment Date.

PURCHASER:

Alamo Acquisition Corporation

By: /s/ Ronald A. Robinson
Name: Ronald A. Robinson
Its: President & CEO

Alamo Group, Inc.

By: /s/ Ronald A. Robinson
Name: Ronald A. Robinson
Its: President & CEO

SELLERS' REPRESENTATIVE:

Stellex Capital Partners LP

By: Stellex Partners LP, its General Partner

By: Stellex Management Partners LLC, its General Partner

By: /s/ Raymond Whiteman
Name: Raymond Whiteman
Its: Managing Member

[Signature page to First Amendment to Securities Purchase Agreement]